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The Board of Directors of

Silverstone Master Issuer PLC

c/o Wilmington Trust SP Services (London) Limited

Third Floor,

1 King’s Arms Yard

London

EC2R 7AF

(the “Issuer”)

The Board of Directors of

Nationwide Building Society

Nationwide House

Pipers Way

Swindon

Wiltshire

SN38 1NW

(the “Originator” and “Arranger”)

Merrill Lynch International

2 King Edward Street

London

EC1A 1HQ

(“MLI”)

Citigroup Global Markets Limited

Citigroup Centre

Canada Square, Canary Wharf

London

E14 5LB

(“Citi”)

Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London

E14 4BB

(“Barclays”)

BNP Paribas

16 Boulevard des Italiens

75009 Paris

France

(“BNPP”, and together with MLI, Citi and Barclays, the “Dealers”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

12 January 2022

Dear Sirs/Madams,

PROPOSED ISSUE BY SILVERSTONE MASTER ISSUER PLC OF SERIES 2022-1 RESIDENTIAL MORTGAGE BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain mortgages (the “Loan Pool”), which were agreed to by the Issuer, the Originator, the Arranger, the Dealers and the Managers (as defined in Appendix 1 of the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with

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attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Originator, the Arranger, the Dealers and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Originator, the Arranger, the Dealers and the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Originator and the sufficiency of the procedures is solely the responsibility of the Issuer, the Originator, the Arranger, the Dealers and the Managers as discussed above. The Issuer and the Originator shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Originator, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.    Scope of our work and factual findings

The procedures performed were as defined in Appendix 4 of the Engagement Letter (the “Agreed Upon Procedures”).

The Originator provided us with a data file ‘Accounts for Deloitte.xlsx’ (the “First Pool Run”) containing information of the 227,698 original loans in the Loan Pool as at 30 September 2021.

A random sample of 458 loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

The Originator then provided the data file(s) ‘Silverstone LLD Plus top up accounts 2021 09 30 - Deloitte.xlsx’ containing additional information for each Loan in the Sample (and together with the First Pool Run, the “Sample Pool”) as at 30 September 2021 (the “Cut-off Date”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 8 to 12 November 2021.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.26 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the used the Application Form, the Offer Letter, Certificate / Report of Title (“COT / ROT”), Request for Funds and the First Title Insurance Policy (together, the “RFF”), Valuation Report, Land Registry or Title Deed, First Payment Letter, Mortgage Statement, Request for Notification of Change, JADE System (loan management system), DRP System, Scanned Credit Search, Payslips, Employer’s Confirmation, P60, SA302 or any Accountant Certified Accounts.

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the Loan Pool contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the Loan Pool and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2. Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Borrower(s) Name

For each loan shown in the Sample Pool, we confirmed whether the borrower(s) name substantially agreed with that shown on the application form, offer, valuation report or title deed. If a name change occurred between origination and the cut-off date, we confirmed this to the system history. Substantially agreed is defined as being able to identify the name even where minor spelling errors or reversals of initials had occurred. We found that the borrower(s) name substantially agreed to the application form, offer, valuation report or title deed, or where a name change occurred between origination and the cut-off date, we confirmed this to the system history, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Property Address

For each loan shown in the Sample Pool, we confirmed whether the property address substantially agreed with that shown on the application form, offer, valuation report, land registry report or title deed. Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed to the application form, offer, valuation report, land registry report or title deed, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3	Legal Charge

For each loan in the Sample Pool, we confirmed whether the land registry report showed Nationwide Building Society (“NBS”) as holding the first charge. We found that the land registry report showed NBS as holding the first charge, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4	Document Signatories

2.4.1 For each loan shown in the Sample Pool, we confirmed whether the application form or mortgage deed had been signed in the space designated for the borrower(s). We found that the application form or mortgage deed had been signed in the space designated for the borrower(s), except for 1 case.

DT Ref	Description of error
DT183	Application form signature missing

As a result of the procedures performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.4.2 For each loan shown in the Sample Pool, we confirmed whether the valuation report had been signed in the space designated for the surveyor. We found that the valuation report had been signed in the space designated for the surveyor, except for 1 case.

DT Ref	Description of error
DT183	Valuation form signature missing

As a result of the procedures performed there is a 99% confidence that not more than 2% of the First Pool Run contained errors.

2.5	Property Tenure

For each loan shown in the Sample Pool, we confirmed whether the property tenure agreed to that shown on the valuation report, land registry report or title deed. We found that the property tenure agreed to that shown on the valuation report, land registry report or title deed, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6	Amount Advanced

For each loan shown in the Sample Pool, we confirmed whether the amount advanced agreed to or was less than that shown on the offer, first payment letter or mortgage statement. We found that the amount advanced agreed to or was less than that shown on the offer, first payment letter or mortgage statement, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7	Origination Date

For each loan in the Sample Pool, we confirmed whether the origination date agreed to within +7 days with that shown on the CoT/RoT, land registry report or title deed. We found that the origination date agreed to within +7 days with that shown on the CoT/RoT, land registry report or title deed, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8	Valuation Amount

For each loan shown in the Sample Pool, we confirmed whether the valuation amount agreed to that shown on the valuation report or the purchase price. For AVM/HPI valuations we confirmed the valuation amount to the System. We found that the valuation amount agreed to that shown on the valuation report or the purchase price, and for AVM/HPI valuations to the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9	Valuation Date

2.9.1 For each loan shown in the Sample Pool, we confirmed whether the valuation date agreed to that shown on the valuation report, to within +/- 30 days. For AVM/HPI valuations we confirmed the valuation date to the System. We found that the valuation date agreed to that shown on the valuation report, to within +/- 30 days, and for AVM/HPI valuations to the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9.2 For each loan shown in the Sample Pool, we confirmed whether the valuation date or the valuation date on the valuation report agreed to within 6 months of the mortgage completion date or offer. We found that the valuation date or the valuation date on the valuation report agreed to within 6 months of the mortgage completion date or offer, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.10	Valuation Type

For each loan shown in the Sample Pool, we confirmed whether the type of valuation report was in line with the loan purpose and type code shown on the System (Purchase=Full; Remortgage = Full, External Inspection Report, AVM, HPI or Borrower’s estimate; Further Advance=Further Advance Reinspection Report, AVM or HPI). We found that type of valuation report was in line with the above, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.11	Loan Term

For each loan shown in the Sample Pool, we confirmed whether the original loan term agreed to that shown on the offer or System. We found that the original loan term agreed to that shown on the offer or System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.12	Remaining Term

For each loan shown in the Sample Pool, we confirmed whether the remaining term (“Remaining Term in Months”) was 40 years or less. We found that the remaining term was 40 years or less, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.13	Repayment Method

For each loan in the Sample Pool, we confirmed whether the repayment method agreed with that shown on the offer, latest mortgage statement or request for notification of change documentation. We found that the repayment method agreed with that shown on the above documents, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.14	Product Type

For each loan in the Sample Pool, we confirmed whether the interest rate type agreed with that shown on the offer, latest mortgage statement or request for notification of change documentation. We found that the interest rate type agreed with that shown on the above documents, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.15	Fixed Interest Term

For each loan in the Sample Pool, we confirmed whether the interest revision date agreed with that shown on the offer, latest mortgage statement or request for notification of change documentation. We found the interest revision date agreed with the above documents, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.16	Current Balance

For each loan shown in the Sample Pool, we confirmed whether the current balance as at 30 September 2021 agreed to that shown on the System. We found that the current balance as at 30 September 2021 agreed to that shown on the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.17	Aggregate Current Balance

For each loan shown in the Sample Pool, we confirmed whether the aggregate current balance (“Borrower True Balance”) was less than £1,000,000. We found that the aggregate current balance was less than £1,000,000, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.18	Arrears Balance

2.18.1 For each loan shown in the Sample Pool, we confirmed whether the arrears balance as at 31 October 2017 agreed to within 1 monthly payment of that shown on the System. We found that the arrears balance as at 31 October 2017 agreed to within 1 monthly payment of that shown on the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.18.2 For each loan shown in the Sample Pool, we confirmed whether the System showed if the loan had been in arrears <1 monthly payment, in the 12 month period preceding the date they were added to the programme. We found that the System showed if the loan had been in arrears <1 monthly payment, in the 12 month period preceding the date they were added to the programme, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.19	Years to Maturity

For each loan shown in the Sample Pool, we confirmed whether the loan maturity date agreed to that shown on the System. We found that the loan maturity date agreed to that shown on the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.20	Geographic Region

For each loan shown in the Sample Pool, we confirmed whether the geographic region agreed to that stated by the Nomenclature of Territorial Units for Statistics (“NUTS”) regions, using the postcode. We found that the geographic region agreed to that stated by the NUTS regions, using the postcode, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.21	Loan-to-Value Ratios

2.21.1 For each loan shown in the Sample Pool, we recalculated the LTV using the amount advanced (excluding fees), the original valuation amount and Valuation Information. We found that the LTV agreed to the recalculated LTV, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.21.2 For each loan shown in the Sample Pool, we recalculated the index LTV at last quarter using the latest valuation date, the property value and the relevant HPI Indices as provided to us by NBS. We found that the index LTV agreed to the recalculated index LTV, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.22	Compliance with Underwriting Approval Guidelines

For each loan shown in the Sample Pool, we confirmed whether the advanced amount was less than the maximum loan amount shown on the System, signed Autoscore SM Mortgage Application Details or the signed Mortgage Processing and Approval Document. If this information was not available we confirmed that the aggregate advance was less than 3.5 times the aggregate salaries of the borrower(s) as shown on the Sample Pool. We found that the underwriting approval guidelines as described above had been complied with, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.23	Employee Loans

For each loan shown in the Sample Pool, we confirmed whether the employee loan status agreed to that shown on the System. We found that the employee loan status agreed to the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.24	Income Verification

For each loan shown in the Sample Pool, flagged as verified, we confirmed whether there was evidence on the loan file that income confirmation had been obtained, in line with NBS’s underwriting policy. Evidence is defined as a copy of a P60, employer’s reference, bank statements, payslips, accountant certificate or financial statements. We found that income confirmation had been obtained in line with NBS’s underwriting policy, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.25	Employment Status

For each loan shown in the Sample Pool, we confirmed whether the employment status agreed to that shown on the application form or System. We found that the employment status agreed to that shown on the application form or System, except for x cases.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.26	Borrower(s) Date of Birth

For each loan shown in the Sample Pool, we confirmed whether the Borrower(s) Date of Birth agreed to that shown on the System. We found that the Borrower(s) Date of Birth agreed to that shown on the System, with no exceptions.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3. Eligibility agreed upon procedures relating to the provisional loan pool

The management of the Originator provided the data file(s) ‘Fitch_Unified_SILVRSTONE_20211130_Edited_CAS.csv’ (the “Eligibility Data File”) containing data in respect of the Loan Pool as at 30 November 2021. For the avoidance of doubt, we have not independently verified the data in the Eligibility Data File. We used the Eligibility Data File to confirm whether certain eligibility criteria (as listed below which the Originator has identified as required to be met for the purpose of the securitisation) had been met.

These procedures performed were as follows:

•	Loans originated by Nationwide Building Society and Portman;
•	Loans without a full valuation make up no more than 15% in aggregate value of the loan pool;
•	No loan has a true balance of more than £1,000,000;
•	Each loan has a remaining term of less than 40 years at the relevant transfer date;
•	No loan is flagged as guaranteed by a third party;
•	The final maturity date of the loan is no later than the later of 21st January 2068;
•	No loans are offset;
•	No loans are buy to let;
•	None of the loans were originated prior to 1st January 1995;
•	All of the properties are located in England, Wales, Scotland or Northern Ireland;
•	Each property is either freehold, leasehold, commonhold or (in Scotland) heritable interest or held under a long lease (Feudal);
•	No loan origination is over £1,000,000;
•	The maximum initial mortgage term is 40 years;
•	Each loan is a variable rate loan, tracker rate loan or fixed rate loan;
•	No staff flag accounts.

We confirmed that each loan in the Eligibility Data File agreed to the above criteria, except for 1 case where the loan origination was over £1,000,000 and 2 cases where the initial mortgage term was in excess of 40 years.

4. Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

5. Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 12 January 2022, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Originator, the Arranger, the Dealers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Originator, the Arranger, the Dealers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Dealers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

Deloitte LLP